UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

Lithia Motors, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

360 E. Jackson Street, Medford, Oregon	97501
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number including area code: 541-776-6868

Not applicable

(Former name or former address, if changed since last report)

Item 5.         Other Events and Regulation FD Disclosure.

                     Explanatory Note.

                              This amendment to our Current Report on Form 8-K dated and filed May 3, 2004, is being filed solely to add Exhibit 99.2.

Item 7.         Financial Statements and Exhibits

                    (a)     Financial statements of business acquired.

                              Not applicable.

                    (b)    Pro Forma Financial Information

                              Not applicable.

                    (c)     Exhibits.

                             The following exhibits are being filed herewith and this list shall constitute the exhibit index:

                             Exhibit

                             99.1         United States District Court for the District of Oregon, Civil Case No. 04-03031-CO, Alyssa A. Meyer vs. Lithia Motors Inc., et al.
                             99.2         United States District Court for the District of Oregon, Civil Case No. 04-03032-CO, Robert Allan vs. Lithia Motors Inc., et al.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date: May 3, 2004	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary